UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2008

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in our Current Report on Form 8-K filed March 13, 2007, or the Form 8-K, on February 5, 2007, NNN Gallery Medical, LLC, our subsidiary, entered into a secured loan with LaSalle Bank National Association, or LaSalle, as evidenced by a promissory note in the principal amount of $6,000,000, or the Promissory Note. The Promissory Note is secured by a Mortgage, Security Agreement and Filing Fixture, or the Mortgage, on The Gallery Professional Building property, or The Gallery property. Under the Promissory Note, the Defeasance section allowed for NNN Gallery Medical, LLC to cause the release of The Gallery property from the lien of the Mortgage, upon certain conditions being met, at any time after the earlier of (a) three years after the full funding of the loan or (b) two years after the "startup day," as defined in the Internal Revenue Code of 1986, as amended. The secured loan was fully-funded on February 5, 2007, therefore the date that NNN Gallery Medical, LLC could release The Gallery property from the lien of the Mortgage would have been February 5, 2010.

On February 20, 2008, a First Amendment to Promissory Note entered into between NNN Gallery Medical, LLC, as borrower, NNN Realty Advisors, Inc., as guarantor, and LaSalle, as lender, or the First Amendment, was released from escrow. The First Amendment, which was effective as of February 12, 2008, amended and restated the Defeasance section of the Promissory Note to extend the date that NNN Gallery Medical, LLC may release The Gallery property from the lien of the Mortgage from February 5, 2010 to March 31, 2010.

The above description of the First Amendment is qualified in its entirety by the terms of the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported in Item 1.01 of this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 First Amendment to Promissory Note by and between NNN Gallery Medical, LLC, NNN Realty Advisors, Inc. and LaSalle Bank National Association, released from escrow on February 20, 2008 and effective as of February 12, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

February 26, 2008	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Promissory Note by and between NNN Gallery Medical, LLC, NNN Realty Advisors, Inc. and LaSalle Bank National Association, released from escrow on February 20, 2008 and effective as of February 12, 2008